Trammell Crow Company
                           1515 South Federal Highway
                                    Suite 113
                              Boca Raton, FL 33432

                                  561-394-3388
                                561-394-4414 fax


October 8, 1996

Mr. Merrill Yarbrough
President
Peregrine Industries, Inc.
730 South Military Trail
Deerfield Beach, FL  33442

Dear Mr. Yarbrough:

Please let this letter serve to document our understanding that the premises at 730 South Military Trail, Deerfield Beach, Florida is ready for occupancy as of October 14, 1996. Under the terms of the Lease Agreement dated August 22, 1996, the rental and any other monthly expenses such as operating expenses for the facility will accrue from October 14, 1996.

The Rent Commencement Date of the Lease Agreement shall be established as October 14, 1996 and the expiration date shall be established as October 31, 1999.

Please indicate your acceptance of the above by signing one copy of this letter and returning it to us.

Sincerely,                               AGREED AND ACCEPTED:

TRAMMELL CROW COMPANY                    PEREGRINE INDUSTRIES, INC.

/s/ Andy Petry                           By: /s/ Merrill A. Yarbrough
------------------------------------         -----------------------------------
Andy Petry, Marketing Representative             Merrill A. Yarbrough, President